eXoZymes

The Next Generation of **Biomanufacturing**

Michael Heltzen, **CEO**

eXoZymes' Safe Harbor

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "would," "could," "seek," "intend," "plan," "goal," "project," "estimate," "anticipate," "strategy," "future," "likely" or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this presentation regarding the company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Actual results could differ materially for a variety of reasons. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of eXoZymes' quarterly reports on Form 10-Q, annual reports on Form 10-K, and other documents filed by eXoZymes from time to time by the company with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and eXoZymes assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. eXoZymes does not give any assurance that it will achieve its expectations.

eXoZymes' **vision**

Solving a **generational problem**

A lack of **sustainable access to chemicals**, which form the **basis of modern life**

eXoZymes Inc.

enzymes × AI = exozymes


Resources via conventional methods
Plant-derived chemicals
Petroleum-based chemicals
Cell-based synthetic biology



Problems with conventional methods

Plant-derived chemicals

Depleting natural resources

Petroleum-based chemicals

Polluting and toxic

~~Cell-based synthetic biology~~

Rarely makes it to commercial scale

Old SynBio paradigm: How cells makes chemicals


Sugar/Feedstock
Cell

eXoZymes

Top reasons why SynBio/cells/fermentation is not ideal

1

Cells are, by evolution, designed to only do things that help the cell survive, grow, and replicate. They do not want to produce chemicals they do not need.

2

The cells often get sick or die from the toxic chemicals or the intermediates. Resulting in scaling problems and low titer results.

3

Most SynBio projects commercially die as the isolation cost to get the pure chemical, out of the cell slurry, is higher than the value of the chemical itself.



How are **exozymes** different to **synthetic biology**?

Old SynBio paradigm: How cells makes chemicals



Sugar/Feedstock
Cell

Why not just liberate the Enzymatic Pathway from the cell?



Former belief system:
Enzyme Pathways does not function outside of cells…

eXoZymes

Cell-based enzymes vs exozyme biosolutions

cell-based synbio


Sugar/Feedstock

exozyme biosolutions

= exozymes (AI-optimized enzymes)
+ production pathways helper modules


Biomass/Sugar/
Feedstock
Cell-free Exozyme Pathway
& Support Modules
Chemistry
Product

- Engineering-level control
- Efficient use of feedstock
- High titer/yield
- Works and Scales like Chemistry

Enabling chemical and drug companies to turn natural resources into valuable chemicals **sustainably and affordably, including new kinds of chemistry**


exozymes
enzymes × AI = exozymes

eXoZymes

enzymes × AI* = exozymes

* Proprietary enzyme knowledge and technology – both wet-lab and dry-lab.
- e.g. one of our secret sauces is how we generate enzyme training data.

The market leader of cell-free

exozymes biomanufacturing


Volume 4, Issue 2 • APRIL 2025 • ISSN: 2768-1572
GEN Biotechnology
Seeking Clarity in the Cell-Free Space
The State of Gene Therapy for Rare Diseases
FGF Bioactivity Using Live-Cell Imaging
How Did Scientists Become the Enemy?
Mary Ann Liebert, Inc. publishers
www.liebertpub.com/genbio


CHEMICAL ENGINEERING
Issues Webinars White Papers Events Podcasts E-newslett
ssing & Handling | Separation Processes | Water Treatment | Heat Transfer | Solids Handling | Automation & Control |
Chemical Engineering
Enzyme engineering breaks out of the cell
April 1, 2025 | By Mary Page Bailey
A new approach to enzyme engineering has overcome many of the operating challenges associated with large-scale bio-based manufacturing processes by designing enzymes that can thrive outside living cells, eliminating complexity and improving reaction yields....


GENEDGE
What's in a Name: Out with Invizyne In with eXoZymes
Developer of sustainable cell-free enzyme technology pursuing uses that include active ingredients for nutraceuticals and pharmaceuticals, CEO Michael Heltzen tell GEN Edge
By Ales Philippidis February 12, 2025


yahoo!finance
Search for news, symbols or compani...
News Finance Sp
My Portfolio News Markets Research Personal Finance Videos Watch Now
GlobeNewswire
BioClick – an enzyme engineering game-changer, launched by eXoZymes and supported by a $300K NIH grant
eXoZymes Inc.
April 10, 2025 • 4 min read
In This Article:
EXOZ +2.68%


cell-based SynBio was the last generation
exozymes is the next gen of biomanufacturing.

eXoZymes



exozymes.com/exoz

eXoZymes



Nutraceuticals with a pharmaceutical potential

eXoZymes

An exozymes biosolution for NCT

www.NCTx.one

eXoZymes



An exozyme biosolution for

N-trans-Caffeoyltyramine – aka **NCT**

A Nutraceutical with Pharmaceutical Potential

A potent HNF4α agonist, and candidate for fatty liver disease and gut health


HO
HO
O
N
H
OH

CAS: 103188-48-3
Purity: >98%

www.NCTx.one

When **NCT** meets the HNF4a drug receptor it becomes a **potent agonist**




HO
HO
O
N
H
OH

Agonist: A small molecule that, upon binding to a receptor, activates it and produces a biological response.

eXoZymes

The **leading** pre-clinical model **experts** in the world, **say**...

Cell Death & Disease

Cell Death Dis. 2021 Jun 11;12(6):603. doi: 10.1038/s41419-021-03862-x

Liver fat storage is controlled by HNF4α through induction of lipophagy and is reversed by a potent HNF4α agonist

PLOS One

PLoS One. 2022 Apr 6;17(4):e0266066. doi: 10.1371/journal.pone.0266066

A potent HNF4α agonist reveals that HNF4α controls genes important in inflammatory bowel disease and Paneth cells

“NCT was completely nontoxic at the highest dose administered and so is a strong candidate for an NAFLD (fatty liver disease) therapeutic.”

“These (studies and) data suggest that HNF4a could be a therapeutic target for Inflammatory bowel disease and that the (NCT) agonists that we have identified could be candidate therapeutics.”

eXoZymes

What is **Non-Alcoholic Fatty Liver Disease** (NAFLD)?

Size of problem

- Globally impacts over 30% of adults and growing fast
- Closely linked to obesity, gut health, maybe diabetes
- Very few good medical options
- A huge problem for the individual and society

eXoZymes

NCT - The first of many natural products and new-to-nature analogs that can **now** be **biomanufactured**


As well as extraordinary business opportunities

As well as **extraordinary business** opportunities



Customer(s) via grants:

DoD & DoE

Aviation Fuel Market:


$793B
$220B
2022
2030

Source: The International Air Transport Association (IATA.org) and Acumen Research and Consulting

Isobutanol used as Sustainable Aviation Fuel (SAF)

- A liquid fuel already used in commercial aviation, which reduces CO_2 emissions by up to 80%
- A politically mandated hyper-growth market in both US and EU

exoZymes

Approx $14MM in US Gov grants enabling the development of our cell free platform technology

NIH

Cannabinoids Phase I SBIR	$150k
Cannabinoids Phase II SBIR	$2MM
Methylation Phase I SBIR	$245k
Cell-Free Tools BioClick Chemistry	$300k

U.S. DEPARTMENT OF ENERGY

Cofactors Phase II SBIR	$2.3MM
Isobutanol BETO	$2.1MM $3.7MM
Alcohols ARPAe	$1.6MM
Proteins ARPAe SBIR	$500K

NREL
NATIONAL RENEWABLE ENERGY LABORATORY

Proteins TCF	$150k
Cell-Free Subcontract	$50k

U.S. Department of Defense

Protein Scaleup BioMade	$805k

exozymes

Background

Location: Pasadena, CA. 30 full-time, and a very large support system.

2019: UCLA spin-out, “Big Idea” status = MDB Capital backed.

2020/22: POC projects and technology platform development.

2023: AI/ML and state-of-the-art enzyme engineering capabilities.

2024: Commercial CEO, focus strategy, rebranding and Nasdaq IPO

2025: Applications and traction with “powered by exozymes” (NCT etc.)



Damien
Perriman
CCO

Paul
Opgenorth, PhD
VP of Development

Tyler
Korman, PhD
VP of Research

Michael
Heltzen
CEO

Fouad
Nawaz
VP of Finance

Zachary
Karl, PhD
VP of Business Development

Lasse H.
Görlitz
VP of Comms

eXoZymes Inc.

a **platform**-of-**platforms** company

short term: kick-starting tech use via spin-outs and JVs,

longer term: mostly sell and license exozymes technology


eXoZymes
The future is bright

eXoZymes

If you want to learn more as an investor

www.exozymes.com/exoz



Thank you for your attention and participation!

Questions

Financials

Please see **exozymes.com/sec-filings** for details

Recognized **leader** of **cell-free biomanufacturing** in **peer-reviewed** scientific **journals**


nature
chemical biology
Evolutionary roadmap
SYNTHETIC MICROBIOLOGY
Going the distance
MOTOR PROTEINS
Tug of war
RNA-BINDING PROTEINS
Light it on

3x published


Volume 4, Issue 2 • APRIL 2025 • ISSN: 2768-1572
GEN
Biotechnology
Seeking Clarity in the Cell-Free Space
The State of Gene Therapy for Rare Diseases
FGF Bioactivity Using Live-Cell Imaging
How Did Scientists Become the Enemy?
Mary Ann Liebert, Inc. publishers
www.liebertpub.com/genbio

Cover story


nature
COMMUNICATIONS

4x published

eXoZymes **R&D de-risking and speed-up** process

PRODUCT SELECTION

PARTNER & FUNDING

STEP 1

DESIGN PATHWAYS TO TARGET CHEMICAL


1
2
3
30

STEP 2

BUILD LAB SCALE WORKING PROTOTYPE



STEP 3

ENZYME OPTIMIZATION



STEP 4

DEVELOP PILOT SCALE PRODUCTION



COMMERCIALIZATION

Developing cell-free biomanufacturing solutions ready for commercialization

Business model leverages **IP** for proprietary processes, key enzymes, and novel chemicals

10+ **patents** and substantial **trade secrets** protecting

Patents & trade secrets	Novel cell-free biomanufacturing	**Advanced AI & R&D platform**	Novel Enzymes & exozymes	Novel & rare chemicals

Focus on **opportunities** and **markets** that create **value** for our **shareholders**


High Value,
Clear Path to Market
High Value,
Difficult Path to Market
Low Value,
Clear Path to Market
Low Value,
Difficult Path to Market
Potential Value Creation
Difficulty of Commercialization

Partnership deal funnel optimization


1. Initial Discussions
2. Technical Alignment
3. Deal Terms Discussion
4. Term Sheet
5. Definitive Agreement
6. Deal Close
7. Nurture Accounts

Key Considerations

- Discernment in deal selection
- Balanced funnel dynamics
- Continuous replenishment
- Efficient transition and progression
- Quality over quantity
- Strategic abandonment

Next generation **biomanufacturing** for **drug discovery** and development

- Enables new and better drugs **otherwise impossible to make**
- Allows for the biochemical engineering and mass production of a new generation of complex drug molecules, **by overcoming the limitations of cellular metabolism** and first-generation synthetic biology
- Allows for chemical engineering level control (biocatalysis) at never seen before levels by using **the best of biology and chemistry simultaneously**

exoZymes

Isobutanol used as Sustainable Aviation Fuel (SAF)

- A liquid fuel already used in commercial aviation, which reduces CO2 emissions by up to 80%
- Comprises less than 0.1% of aviation fuels, but all airlines are looking for suppliers
- Healthy premiums/subsidies paid for SAF over fossil fuels
- A politically mandated hyper-growth market in both US and EU
- 70% of jet fuels at EU airports mandated to be SAF by 2050

Total Addressable Market (US)



$793B
$220B
2022
2030

Source: The International Air Transport Association (IATA.org) and Acumen Research and Consulting

eXoZymes

Business model with **assymetric upside** potential

Limited Downside

- Foundational patents
- Capital light
- Government grants & partners cover cost

Unlimited Upside

- Unlimited markets
- Multiple revenue streams :
  - License fees
  - Royalties (1%—8%)
  - Critical enzyme sales

High Impact on NPV

- Ability to disrupt multiple, multi-billion-dollar markets
- Value creation potential significant without the risk profile and cost of competing directly
- Potential to generate significant investor returns relative to capital requirement

By partnering, instead of trying to compete,
we have **multiple shots on goal in multiple markets**